SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

June 10, 2019

Date of Report (Date of Earliest Event Reported)

Brightlane Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-54027	300782905
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1600 West Loop South, Suite 600
Houston TX	77056
(Address of principal executive offices)	(Zip Code)

(888) 468-2856

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On June 10, 2019, Brightlane Corp. incorporated AFM Corp. in the State of Nevada for the purpose of being a vehicle for special acquisitions.  AFM Corp. is a wholly owned subsidiary of Brightlane Corp. and Brightlane’s COO and CFO, Peter Hellwig, was appointed as its President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Brightlane Corp.

By:      /s/ Steve Helm

Steve Helm

Chief Executive Officer

Dated:  June 13, 2019